Exhibit 24.1

                                                Transition  Report on Form
                                                10-K for the period
                                                ended December 31, 1998



                            MARKETSPAN CORPORATION

                               POWER OF ATTORNEY



            WHEREAS, MarketSpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, a Transition Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint CRAIG G. MATTHEWS and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of MarketSpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 25th day of February, 1999.




                                    /s/ Robert B. Catell
                                    --------------------
                                    Robert B. Catell
                                    Chief Executive Officer and
                                    Chairman of the
                                    Board of Directors

                                                Exhibit 24.1

                                                Transition  Report on Form
                                                10-K for the fiscal period
                                                ended December 31, 1998



                              MARKETSPAN CORPORATION

                               POWER OF ATTORNEY



            WHEREAS, MarketSpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, a Transition Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint CRAIG G. MATTHEWS and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of MarketSpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 25th day of February 1999.




                             /s/ Lilyan H. Affinito
                             ----------------------
                          Lilyan H. Affinito, Director



[power10K.REP]

                                                Exhibit 24.1

                                                Transition  Report on Form
                                                10-K for the period
                                                ended December 31, 1998



                        MARKETSPAN CORPORATION

                               POWER OF ATTORNEY



            WHEREAS, MarketSpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, a Transition Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint CRAIG G. MATTHEWS and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of MarketSpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 25th day of February, 1999.



                             /s/ George Bugliarello
                             -----------------------
                          George Bugliarello, Director



[power10K.REP]

                                                Exhibit 24.1

                                                Transition  Report on Form
                                                10-K for the fiscal period
                                                ended December 31, 1998



                        MARKETSPAN CORPORATION

                               POWER OF ATTORNEY



            WHEREAS, MarketSpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, a Transition Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint CRAIG G. MATTHEWS and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of MarketSpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 25th day of February 1999.




                               /s/ Howard R. Curd
                               -------------------
                            Howard R. Curd, Director



[power10K.REP]

                                                Exhibit 24.1

                                                Transition  Report on Form
                                                10-K for the fiscal period
                                                ended December 31, 1998



                        MARKETSPAN CORPORATION

                               POWER OF ATTORNEY



            WHEREAS, MarketSpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, a Transition Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint CRAIG G. MATTHEWS and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of MarketSpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 25th day of February, 1999.




                             /s/ Richard N. Daniel
                             ----------------------
                             ----------------------
                           Richard N. Daniel, Director





[power10K.REP]

                                                Exhibit 24.1

                                                Transition  Report on Form
                                                10-K for the fiscal period
                                                ended December 31, 1998



                        MARKETSPAN CORPORATION

                               POWER OF ATTORNEY



            WHEREAS, MarketSpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, a Transition Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint CRAIG G. MATTHEWS and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of MarketSpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 25th day of February, 1999.




                                    /s/ Donald H. Elliott
                                    ----------------------
                                   Donald H. Elliott, Director



[power10K.REP]

                                                Exhibit 24.1

                                                Transition  Report on Form
                                                10-K for the fiscal period
                                                ended December 31, 1998



                        MARKETSPAN CORPORATION

                               POWER OF ATTORNEY



            WHEREAS, MarketSpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, a Transition Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint CRAIG G. MATTHEWS and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of MarketSpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 25th day of February, 1999.




                              /s/ Alan H. Fishman
                              --------------------
                            Alan H. Fishman, Director


[power10K.REP]

                                                Exhibit 24.1

                                                Transition  Report on Form
                                                10-K for the fiscal period
                                                ended December 31, 1998



                        MARKETSPAN CORPORATION

                               POWER OF ATTORNEY



            WHEREAS, MarketSpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, a Transition Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint CRAIG G. MATTHEWS and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of MarketSpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 25th day of February, 1999.




                               /s/ James R. Jones
                               -------------------
                            James R. Jones, Director


[power10K.REP]

                                                Exhibit 24.1

                                                Transition  Report on Form
                                                10-K for the fiscal period
                                                ended December 31, 1998



                        MARKETSPAN CORPORATION

                               POWER OF ATTORNEY



            WHEREAS, MarketSpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, a Transition Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint CRAIG G. MATTHEWS and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of MarketSpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 25th day of February, 1999.




                             /s/ Stephen W. McKessy
                             -----------------------
                          Stephen W. McKessy, Director



[power10K.REP]

                                                Exhibit 24.1

                                                Transition  Report on Form
                                                10-K for the fiscal period
                                                ended December 31, 1998



                        MARKETSPAN CORPORATION

                               POWER OF ATTORNEY



            WHEREAS, MarketSpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, a Transition Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint CRAIG G. MATTHEWS and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of MarketSpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 25th day of February 1999.




                              /s/ Edward D. Miller
                              ---------------------
                           Edward D. Miller, Director



[power10K.REP]

                                                Exhibit 24.1

                                                Transition  Report on Form
                                                10-K for the fiscal period
                                                ended December 31, 1998



                        MARKETSPAN CORPORATION

                               POWER OF ATTORNEY



            WHEREAS, MarketSpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, a Transition Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint CRAIG G. MATTHEWS and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of MarketSpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 25th day of February, 1999.




                             /s/ Basil A. Paterson
                            ---------------------
                           Basil A. Paterson, Director



[power10K.REP]

                                                Exhibit 24.1

                                                Transition  Report on Form
                                                10-K for the fiscal period
                                                ended December 31, 1998



                        MARKETSPAN CORPORATION

                               POWER OF ATTORNEY



            WHEREAS, MarketSpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, a Transition Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint CRAIG G. MATTHEWS and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of MarketSpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 25th day of February, 1999.




                              /s/ James Q. Riordan
                              ---------------------
                           James Q. Riordan, Director



[power10K.REP]

                                                Exhibit 24.1

                                                Transition  Report on Form
                                                10-K for the fiscal period
                                                ended December 31, 1998



                        MARKETSPAN CORPORATION

                               POWER OF ATTORNEY



            WHEREAS, MarketSpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, a Transition Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint CRAIG G. MATTHEWS and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of MarketSpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 25th day of February, 1999.




                            /s/ Frederic V. Salerno
                            ------------------------
                          Frederic V. Salerno, Director



[power10K.REP]

                                                Exhibit 24.1

                                                Transition  Report on Form
                                                10-K for the fiscal period
                                                ended December 31, 1998



                        MARKETSPAN CORPORATION

                               POWER OF ATTORNEY



            WHEREAS, MarketSpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, a Transition Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint CRAIG G. MATTHEWS and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of MarketSpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 25th day of February, 1999.




                                /s/ Vincent Tese
                                -----------------
                                    Vincent Tese, Director